UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)

          HAWAII                     1-6510            99-0107542
(State or other jurisdiction of   (Commission       (I.R.S. Employer
incorporation or organization)    File Number)     Identification No.)


120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii  96733-6687
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (808) 877-3351

                              NONE
  Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

      On May 12, 2005, Richard H. Cameron tendered his resignation as a Class Three Director of the Company. See press release dated May 13, 2005, attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.
          99.1 Maui Land & Pineapple Company, Inc. Director
               Resigns dated May 13, 2005.












                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                            MAUI LAND & PINEAPPLE COMPANY, INC.



May 13, 2005               /S/ FRED W. RICKERT
Date                           Fred W. Rickert
                               Vice President/Chief Financial Officer
                               (Principal Financial Officer)